UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2013

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Exact name of registrant as specified in its charter)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	001-32947 (Registrant) 001-32948 (Co-Registrant)	51-6573369 (Registrant) 34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o BlackRock Asset Management International Inc.

400 Howard Street

San Francisco, California 94105

Attn: Product Management Team

Intermediary Investor and Exchange-Traded Products Department

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K, as applicable, is incorporated into this Item 1.01 by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K, as applicable, is incorporated into this Item 1.02 by reference.

Item 8.01. Other Matters.

BlackRock Asset Management International Inc. (“BAMII”), the sponsor of the iShares® S&P GSCI™ Commodity-Indexed Trust (the “Trust”) and manager of the iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (the “Investing Pool”), intends to enter into an Assignment and Assumption Agreement (the “Assignment Agreement”), to be effective after the close of business on December 31, 2013, with iShares® Delaware Trust Sponsor LLC (“iDTS”), pursuant to which, subject to the satisfaction of certain conditions precedent, iDTS will succeed to the roles of BAMII as sponsor of the Trust and manager of the Investing Pool. The execution of the Assignment Agreement will implement the decision that iDTS be the entity sponsoring certain iShares® exchange-traded investment vehicles that are not “investment companies” (as defined for the purposes of the Investment Company Act of 1940, as amended). This role succession is not expected to have any adverse effect on the Trust’s shares or shareholders.

In addition, following the effectiveness of the Assignment Agreement, the Investing Pool will be dissolved, and the interests of the Trust and any remaining interest of the manager of the Investing Pool will be redeemed for the Investing Pool’s assets. The dissolution of the Investing Pool will implement the decision to have the Trust perform all of the functions previously performed by its subsidiary, the Investing Pool. The reorganized Trust will perform all necessary functions in order to continue in the normal course of business, and this dissolution is not expected to have any adverse effect on the Trust’s shares or shareholders.

In connection with and to reflect the structural changes described above, the following agreements or amendments relating to certain organizational and operational documents relating to the Trust will be entered into by the parties thereto, which agreements or amendments will become effective after the close of business on December 31, 2013:

●

the Third Amended and Restated Trust Agreement of the Trust, dated as of December 31, 2013 (the “Trust Agreement”), by and among iDTS, as sponsor, BlackRock Institutional Trust Company, N.A., as administrative trustee (the “Trustee”), and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”);

●	the Investment Advisory Agreement, dated as of December 31, 2013 (the “Advisory Agreement”), by and between BlackRock Fund Advisors (the “Advisor”), and iDTS as sponsor on behalf of the Trust;

●

the Futures and Options Account Agreement, dated as of December 31, 2013 (the “FCM Agreement”), by and between the Trust and Goldman, Sachs & Co., as clearing futures commission merchant for the Trust; and

●

Amended and Restated Authorized Participant Agreements, dated as of December 31, 2013 (the “Authorized Participant Agreements”), entered into by the Trustee on behalf of the Trust and the Sponsor with each of the Trust’s Authorized Participants as of such date, together with related control agreements for Authorized Participant collateral with respect to each of the foregoing Authorized Participants.

In addition to the amendments being made to reflect the structural changes described above, the Trust Agreement will be amended to clarify that the good faith standard applicable to various parties under the Trust Agreement is a subjective good faith standard rather than an objective good faith standard.

Copies of each of the foregoing agreements or forms thereof, in substantially the form they are expected to be entered into, are filed as exhibits to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains statements believed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than historical facts, including, without limitation, statements regarding the expected structural changes and related changes to the Trust’s organizational and operational documents and the effects of those changes on the Trust and its shareholders, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to, the risks described under the caption “Risk Factors” in the Trust’s and the Investing Pool’s Annual Report on Form 10-K for the period ended December 31, 2012, as updated and amended by subsequent current and periodic reports of the Trust and the Investing Pool under the United States Securities Exchange Act of 1934, as amended. Except as required by applicable securities laws, the Trust and the Investing Pool assume no obligation, and disclaim any duty, to update the forward-looking statements in this report.

Item 9.01.   Financial Statements and Exhibits.

Exhibit 4.1	Form of Third Amended and Restated Trust Agreement.
Exhibit 4.2	Form of Authorized Participant Agreement.
Exhibit 10.1	Form of Amended and Restated Investment Advisory Agreement.
Exhibit 10.4	Form of Amended and Restated Futures and Options Account Agreement.
Exhibit 10.7	Form of Control Agreement
Exhibit 10.8	Form of Assignment and Assumption Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2013

iShares® S&P GSCI™ Commodity-Indexed Trust*
(Registrant)

By:	BlackRock Asset Management International Inc.

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC
(Rule 140 Co-Registrant)

By:	BlackRock Asset Management International Inc., its Manager

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

*	The registrant is a trust. The individuals specified above are signing in their capacities as officers of BlackRock Asset Management International Inc., the sponsor of the trust.